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                                                                    Exhibit 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

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Dated: May 12, 2003                       /s/Kenneth I. Moch
                                          -------------------------------------
                                          Kenneth I. Moch
                                          President and Chief Executive Officer

Dated: May 12, 2003                       /s/Elizabeth A. O'Dell
                                          -------------------------------------
                                          Elizabeth A. O'Dell
                                          Vice President, Finance
                                          Secretary and Treasurer
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